J.P. Morgan Series Trust

Supplement dated January 31, 2001, to the J.P. Morgan California Bond Fund and the J.P. Morgan Institutional California Bond Fund Prospectuses, dated September 1, 2000

The second paragraph under the heading "Portfolio Management" on page 1 is hereby replaced with the following:

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in May of 1997 and has been at J.P. Morgan since 1987, Benjamin Thompson, vice president, who joined the team in June of 1999, Kingsley Wood, Jr., vice president, who has been with the team since January of 2000, and James
R. Walker, Jr., vice president, who joined the team in January of 1999 and has been at J.P. Morgan since 1986. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs, and Mr. Wood was a senior fixed income portfolio manager at Mercantile Bank & Trust. Prior to joining Mercantile Bank & Trust in July of 1998, Mr. Wood was an institutional tax-exempt trader at ABN-AMRO and Kemper Securities. Prior to joining the team Mr. Walker served as the head of the J. P. Morgan Securities Inc. Private Banking Municipal trading effort.